Amplify Cybersecurity ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Industrials - 16.4%
Booz Allen Hamilton Holding Corp.	466,914	$60,091,832
General Dynamics Corp.	356,643	93,971,864
Leidos Holdings, Inc.	444,552	64,042,161
Northrop Grumman Corp.	201,370	94,500,927
		312,606,784

Information Technology - 83.4%(a)
A10 Networks, Inc.	1,955,081	35,973,490
Broadcom, Inc.	1,156,850	268,204,104
Check Point Software Technologies, Ltd. (b)	372,391	69,525,400
Cisco Systems, Inc.	2,318,825	137,274,440
Cloudflare, Inc. - Class A (b)	761,728	82,022,871
Crowdstrike Holdings, Inc. - Class A (b)	299,788	102,575,462
CyberArk Software, Ltd. (b)	201,421	67,103,406
F5, Inc. (b)	255,166	64,166,594
Fastly, Inc. - Class A (b)	3,921,059	37,014,797
Fortinet, Inc. (b)	1,024,030	96,750,354
Gen Digital, Inc.	2,231,486	61,098,087
Okta, Inc. (b)	791,005	62,331,194
Palo Alto Networks, Inc. (b)	603,014	109,724,428
Qualys, Inc. (b)	325,572	45,651,706
Rapid7, Inc. (b)	960,129	38,625,990
Rubrik, Inc. - Class A (b)(c)	886,853	57,964,712
SentinelOne, Inc. - Class A (b)(c)	1,967,152	43,670,774
Tenable Holdings, Inc. (b)	1,143,214	45,019,767
Trend Micro, Inc./Japan (b)	1,004,523	54,757,881
Varonis Systems, Inc. (b)	1,012,889	45,002,658
Zscaler, Inc. (b)	354,270	63,913,851
		1,588,371,966
TOTAL COMMON STOCKS (Cost $1,500,000,273)		1,900,978,750

SHORT-TERM INVESTMENTS - 1.4%		Value
Investments Purchased with Proceeds from Securities Lending - 1.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58% (d)	21,945,600	21,945,600

Money Market Funds - 0.3%	Shares
Invesco Government & Agency Portfolio – Institutional Class, 4.42% (d)	5,596,631	5,596,631
TOTAL SHORT-TERM INVESTMENTS (Cost $27,542,231)		27,542,231

TOTAL INVESTMENTS - 101.2% (Cost $1,527,542,504)		1,928,520,981
Liabilities in Excess of Other Assets - (1.2)%		(23,142,014)
TOTAL NET ASSETS - 100.0%		$1,905,378,967
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of December 31, 2024. The total market value of these securities was $20,693,084 which represented 1.1% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Cybersecurity ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Investments:
Common Stocks	$1,900,978,750	$–	$–	$–	$1,900,978,750
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	21,945,600	21,945,600
Money Market Funds	5,596,631	–	–	–	5,596,631
Total Investments	$1,906,575,381	$–	$–	$21,945,600	$1,928,520,981

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $21,945,600 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Secured Borrowings (Unaudited)

The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of December 31, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.